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                                                                     EXHIBIT 4.2


 NUMBER                                                      SHARES
                                   LIGHTSPAN
COMMON STOCK                                              COMMON STOCK
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                          CUSIP 532262 10 2



THIS CERTIFIES THAT                                       SEE REVERSE FOR
                                                        STATEMENTS RELATING
                                                      TO RIGHTS, PREFERENCES,
                                                           PRIVILEGES AND
                                                        RESTRICTIONS, IF ANY






IS THE RECORD HOLDER OF


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF



                        THE LIGHTSPAN PARTNERSHIP, INC.


transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:



/S/ KATHLEEN MCELWEE                [SEAL]                     /S/CARL ZEIGER
  SECRETARY                                                       PRESIDENT





COUNTERSIGNED AND REGISTERED:
HARRIS TRUST COMPANY OF CALIFORNIA
                      TRANSFER AGENT
                       AND REGISTRAR



BY


                 AUTHORIZED SIGNATURE



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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT         Custodian
                       --------         -------------
                        (Cust)              (Minor)

                       under Uniform Gifts to Minors
                       Act
                          ---------------------------
                                    (State)

     UNIF TRF MIN ACT                Custodian until age
                          -----------                   ---

                                     Under Uniform Transfers
                          -----------
                            (Minor)

                          to Minors Act
                                       --------------
                                          (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,_______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNED

--------------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ------------------------ .

                                 X
                                   -------------------------------------------

                                 X
                                   -------------------------------------------
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By
  -----------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.